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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  JUNE 19, 2007

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                            PEOPLE'S LIBERATION, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


       000-16075                                          86-0449546
(Commission File Number)                       (IRS Employer Identification No.)

                        150 WEST JEFFERSON BOULEVARD, LOS
                                ANGELES, CA 90007
              (Address of Principal Executive Offices and zip code)

                                 (213) 745-2123
                             (Registrant's telephone
                          number, including area code)


                            PEOPLE'S LIBERATION, INC.
                          150 WEST JEFFERSON BOULEVARD
                              LOS ANGELES, CA 90007
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On June 19, 2007, People's Liberation, Inc. entered into an Amended and Restated Employment Agreement with Daniel Guez (the "Agreement"), which amends and restates the employment agreement entered into between us and Mr. Guez on January 12, 2007, as modified and supplemented by that certain addendum entered into as of May 21, 2007.

         Pursuant  to the  Agreement,  Mr.  Guez  shall  serve  as our  Creative
Director and Co-Chairman of our Board of Directors. The Agreement is for an initial term of three years beginning January 12, 2007 and is automatically extended for additional one year terms unless we or Mr. Guez elect not to extend the term of the Agreement. Under the Agreement, Mr. Guez will receive the following compensation effective July 1, 2007:

         o        Base  salary  of  $200,000   per  annum,   subject  to  upward
                  adjustment;

         o        Automobile  allowance  of  $1,200  per  month,   inclusive  of
                  insurance, gas, and maintenance on Mr. Guez's vehicle.

         If during the employment period we terminate Mr. Guez's employment without cause or if Mr. Guez terminates his employment for good reason, Mr. Guez will be paid $600,000 in severance. Alternatively, if we shall fail to extend the period of the employment period as provided above, and at any time within six months following expiration of the employment period, we terminate Mr. Guez's employment without cause or Mr. Guez terminates his employment for good reason or without good reason, Mr. Guez will be paid $300,000 in severance. In addition to the applicable severance amount payable to Mr. Guez as provided above, if Mr. Guez's employment is terminated for any of the reasons set forth in this paragraph, all of Mr. Guez's outstanding stock options, restricted stock and other equity awards will accelerate and become fully vested on the date of termination.

         If Mr. Guez's employment is terminated by reason of his death or disability during the employment period, Mr. Guez, his estate or beneficiaries, as applicable, will be entitled to be paid a lump sum payment of $400,000, and all outstanding stock options, restricted stock and other equity awards granted to Mr. Guez will accelerate and become fully vested on the date of termination. In addition, for a period of 18 months following the date of termination, we will continue to provide Mr. Guez and his eligible family members with group health insurance coverage.

         The Agreement does not include any contractual bonus provisions.

         The description of Mr. Guez's employment agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired. N/A

         (b)      Pro forma financial information. N/A

         (c)      Shell company transactions. N/A

         (d)      Exhibits.

                  10.1 Amended and Restated Employment Agreement dated June 19, 2007, by and between People's Liberation, Inc. and Daniel S. Guez.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, People's Liberation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PEOPLE'S LIBERATION, INC.


Date:  June 25, 2007             By:    /s/ Darryn Barber
                                        --------------------------------------
                                        Darryn Barber, Chief Financial Officer


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                                  EXHIBIT INDEX
EXHIBIT
NUMBER            DESCRIPTION OF EXHIBIT
-------           ----------------------

10.1 Amended and Restated Employment Agreement dated June 19, 2007, by and between People's Liberation, Inc. and Daniel S. Guez.


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